UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 4, 2022

BURLINGTON STORES, INC.

(Exact Name of Registrant As Specified In Charter)

Delaware	001-36107	80-0895227
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2006 Route 130 North

Burlington, New Jersey 08016

(Address of Principal Executive Offices, including Zip Code)

(609) 387-7800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

John Crimmins, 65, currently the Executive Vice President and Chief Financial Officer of Burlington Stores, Inc. (the “Company”), will retire from that position effective as of the earlier of August 31, 2022 or the date his successor commences employment. Mr. Crimmins’ employment by the Company will terminate on August 31, 2022 (the “Termination Date”), and he has agreed to provide consulting services at the request of the Company for a period of 180 days after the Termination Date at an hourly rate based on his current base salary (the “Consulting Period”).

The terms on which Mr. Crimmins will serve as a consultant to the Company are detailed in a letter agreement between Mr. Crimmins and the Company, dated April 4, 2022 (the “Letter Agreement”). The Letter Agreement also provides that Mr. Crimmins’ outstanding stock options, performance-based restricted stock units and time-based restricted stock units will continue to vest based on his continued service during the Consulting Period, with any pro-rata vesting of such outstanding equity awards calculated to include the Consulting Period. Additionally, Mr. Crimmins will remain eligible for a bonus under the Company’s annual incentive program for performance through the Termination Date, determined based on actual Company performance during fiscal year 2022 and pro-rated based on his service during fiscal year 2022 through the Termination Date.

The foregoing summary of the Letter Agreement generally is not complete and is qualified in its entirety by the Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference in its entirety.

The Company issued a press release on April 4, 2022 announcing Mr. Crimmins’ retirement, a copy of which is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1 99.1	Letter Agreement, dated April 4, 2022, by and between Burlington Stores, Inc. and John Crimmins. Press Release dated April 4, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON STORES, INC.

/s/ David Glick
David Glick Group Senior Vice President, Treasurer and Investor Relations

Date: April 4, 2022